UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 9, 2004


                          PENTHOUSE INTERNATIONAL, INC.
                _________________________________________________
               (Exact name of registrant as specified in charter)


          Florida                         333-83448               65-1158257
________________________________________________________________________________
(State or other jurisdiction      (Commission File Number)      (IRS Employer
     of incorporation)                                       Identification No.)


    11 Penn Plaza, New York, New York                               10001
________________________________________                          __________
(Address of principal executive offices)                          (Zip Code)


                                 (212) 702-6000
               ___________________________________________________
               (Registrant's telephone number including area code)


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

In connection with the General Media Chapter 11 proceedings, case number 03-15078, filed with the Bankruptcy Court in the Southern District of New York, mandatory financial information is periodically being disclosed by a subsidiary of the Registrant and may not be broadly accessible to the public. As a result, disclosures made in accordance with bankruptcy procedure may be material non-public information.

The Registrant is disclosing the unaudited summary financial information set forth below on this Form 8-K in order to provide broad access to the public. The unaudited financial information below was previously disclosed by General Media in its court filings.

Reference is also made to publicly available documents filed with the bankruptcy court to determine the most current status of all matters related to the bankruptcy case of General Media and to disclosures made on Form 8-K dated January 13, 2004, including disclosure information on the impact of the bankruptcy proceedings. Penthouse International, Inc. ("the Registrant") owns 99.5% of the capital stock of General Media. The Registrant did not file for protection under the Bankruptcy Code and its activities are not subject to Bankruptcy Court supervision.

RECENT OPERATING RESULTS; DECEMBER

As set forth in the mandatory report submitted to the Court, consolidated net revenue of General Media for the month of December was $4,536,723, up from $3,924,975 in November, an increase of $611,748. Consolidated operating income for the month of December was $1,532,238, up from $1,051,000 in November, an increase of $481,238.

After giving effect to bankruptcy restructuring expense of $372,484 in December, after tax net income in December was $1,098,441.

The increase in net revenue, net operating income and after tax net income was principally attributable to General Media resuming full publication of its six magazines. The above information has not been reviewed by our independent auditors.

RECENT OPERATING RESULTS; QUARTERLY PERIOD ENDING DECEMBER 21, 2003

As set forth in the certified report submitted to the Court, consolidated net revenue of General Media for the quarter ending December 31, 2003 $12,601,489. Consolidated operating income for quarter ending December 31, 2003, $3,466,160.

After giving effect to bankruptcy restructuring expense of $1,506,049, after tax net income for the quarter ending December 31, 2003 was $1,801,742.

The increase in net revenue, net operating income and after tax net income was principally attributable to General Media resuming full publication of its six magazines. The above information has not been reviewed by our independent auditors.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         PENTHOUSE INTERNATIONAL, INC.





DATE:  FEBRUARY 9, 2004                  BY: /s/ CLAUDE BERTIN
                                             ______________________
                                                 Claude Bertin
                                                 EVP and Secretary